USAllianz Variable Insurance Products Trust


                        Supplement Dated August 30, 2002
                                     To the
                          Prospectus dated May 1, 2002


On August 30, 2002, shareholders of the USAZ Money Market Fund (the "Fund") approved (1) the implementation of a "Manager of Managers" structure for the Fund which is described on page 46 of the Prospectus and (2) the Assignment and Portfolio Management Agreement whereby USAllianz Advisers, LLC serves as the Fund's Manager and Allianz of America, Inc. serves as the Fund's Specialist Manager. The reference on page 1 of the Prospectus to "Allianz of America, Inc. (the "Adviser")" is therefore deleted. And, the reference on page 3 of the Prospectus to "AZOA (Adviser)" is hereby replaced with "AZOA (Specialist Manager)".

             THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE



                                                                  PRO-001-0902